Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

10.	Subsequent Events
On February 23, 2022, the Sponsor extended the maturity date of promissory note issued by the Company to the Sponsor. The note remains unsecured, non-interest
bearing and matures on the earlier of: (i) February 11, 2023 or (ii) the date on which the Company consummates a Business Combination. There are no other items which require adjustment or disclosure other than those set forth in the preceding notes to the financial statements.
Class C Preferred Stock
On December 13, 2021, the Company raised $150.0 million through the issuance of Class C Preferred Stock to a single investor in contemplation of and concurrently with the signing of the Merger Agreement with Gores. The Class C Preferred Stock is senior to the Class A and B Preferred Stock and Common Stock of the Company, and holders of the Class C Preferred Stock are entitled to receive dividends, if and when declared by the Board of Directors. The Class C Preferred Stock is convertible into Common Stock of the Company as defined in the certificate of incorporation, and will be converted into shares of Gores common stock upon the Closing of the Mergers.
Paycheck Protection Program (“PPP”) Loan
On December 21, 2021, the Company received approval from the Small Business Administration (“
SBA
”) for the full forgiveness of the authorized PPP loan plus all accrued interest. The forgiveness of the PPP loan will be accounted for as a gain on extinguishment of debt in the fourth quarter of fiscal 2021.